                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 14, 1996

                              BANCFIRST OHIO CORP.

             (Exact name of registrant as specified in its charter)

    Ohio                          0-18840                        31-1294136
(State or other                  (Commission                 (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)

                         422 Main Street, P.O. Box 4658
                             Zanesville, Ohio 43702
             (Address of principal executive offices, with zip code)

         Registrant's telephone number, including area code:   (614) 452-8444

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On August 14, 1996, the Company purchased all of the issued and outstanding stock of County Savings Bank ("County") pursuant to a Stock Purchase Agreement with First Financial Group, Inc. ("FFG") dated March 27, 1996. The aggregate purchase price of approximately $47.8 million, was paid in cash. The purchase price included an aggregate of $3.0 million paid to certain shareholders of FFG pursuant to non-competition agreements entered into with the Company. The Company funded the acquisition from (i) the net proceeds of approximately $25.9 million from its recent sale of 1,000,000 shares of its common stock, (ii) proceeds from a $15,000,000 loan from LaSalle National Bank (the "Loan"), and (iii) approximately $6.7 million from the Company's existing cash. The Loan is in the form of a seven-year term loan, expiring September 1, 2003, with annual interest payable at a floating rate equal to LIBOR plus 1.35%. The Company is required to make quarterly interest payments beginning 90 days from the date of funding of the Loan, and will be required to make annual principal payments beginning 18 months from funding, based upon a 10-year amortization.

         The terms of the sale, including the purchase price and form of consideration was the result of arms'-length negotiations between the parties. Prior to this transaction, there has been no material relationship between County and the Company, its affiliates, any officer or director of the Company or any of their affiliates.

         In connection with the acquisition, the Company acquired all of the equipment and other physical property of County, consisting of equipment and physical property used in County's banking business. The Company intends to continue to use the assets acquired in this transaction in the manner utilized by County prior to the acquisition.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of businesses acquired

         Filed as a part of the registration statement on Form S-3, registration number 333-6707.

(b)      Pro forma financial information

         Attached hereto as Appendix A.

(c)      Exhibits.

         2.1 Stock Purchase Agreement by and between the Company and First Financial Group, Inc. Dated March 27, 1996 (incorporated by reference to Exhibit 2.1 to the Company's Form 8-K filed March 28, 1996).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 29th day of August, 1996.

                                          BANCFIRST OHIO CORP.

                                          By:   /s/ Gary N. Fields
                                             ---------------------------------
                                                Gary N. Fields, President

                                                                      APPENDIX A

                              BANCFIRST OHIO CORP.

             UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

     The following unaudited Pro Forma Consolidated Financial Statements of the Company include the historical Consolidated Financial Statements of the Company and County and give effect to the transactions and events described in the Notes to the Pro Forma Consolidated Financial Statements as if the transactions and events referred to therein were initiated at the beginning of 1995 in the case of the unaudited Pro Forma Consolidated Statements of Income and as of June 30, 1996, in the case of the unaudited Pro Forma Consolidated Balance Sheet.

     The unaudited Pro Forma Consolidated Financial Statements give effect to the following transactions and events: (i) the sale and issuance of 1,000,000 shares of Common Stock in the Offering, (ii) borrowings of $15.0 million under the Loan, and (iii) the aggregate amount of cash to be paid to FFG and its shareholders as a result of the Acquisition. The Acquisition will be accounted for as a purchase and County's assets and liabilities will be restated at their fair values and identifiable intangible assets will be recorded. The excess of the purchase price over the assets acquired and liabilities assumed will be recorded as goodwill. The unaudited Pro Forma Consolidated Financial Statements do not give effect to any revenue enhancements or operating efficiencies that management believes may result from the Acquisition.

     Management believes the assumptions used provide a reasonable basis on which to present the unaudited Pro Forma Consolidated Financial Statements. This information should be read in conjunction with the historical Consolidated Financial Statements and notes thereto of both the Company and County included elsewhere in this Prospectus. The Pro Forma Consolidated Financial Statements are not necessarily indicative of the Company's results of operations or financial position had the transactions above been consummated on the dates assumed and do not project the Company's results of operations or the Company's financial position for any future date or period.

                              BANCFIRST OHIO CORP.

                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

                                                         AS OF JUNE 30, 1996
                                       --------------------------------------------------------
                                       BANCFIRST      COUNTY      PRO FORMA         PRO FORMA
                                       HISTORICAL   HISTORICAL   ADJUSTMENTS       CONSOLIDATED
                                       ----------   ----------   -----------       ------------
                                                            (IN THOUSANDS)
ASSETS:
Cash and due from banks..............  $   19,317    $  2,839     $  (7,403)(4)(5) $   14,753
Federal funds sold...................         326          --            --               326
Securities held to maturity, at
  amortized cost (approximate fair
  value of $8,583 and $45,535 for the
  Company and County,
  respectively)......................       8,542      46,367        (1,383)(3)        53,526
Securities available-for-sale, at
  fair value.........................     160,502      66,097            --           226,599
                                       ----------    --------     ---------        ----------
  Total investment securities........     169,044     112,464        (1,383)          280,125
                                       ----------    --------     ---------        ----------
Loans, net of unearned income........     282,943     400,965         1,186 (3)       685,094
Allowance for possible loan losses...      (3,544)     (2,143)           --            (5,687)
                                       ----------    --------     ---------        ----------
  Net loans..........................     279,399     398,822         1,186           679,407
                                       ----------    --------     ---------        ----------
Premises and equipment, net..........       4,612       1,966         1,290 (3)         7,868
Accrued interest receivable..........       3,397       3,180            --             6,577
Other assets.........................       4,187       2,473            --             6,660
Noncompete agreement.................          --          --         3,000 (5)         3,000
Core deposit intangibles.............          --          --         3,400 (3)         3,400
Goodwill.............................          --          --         6,927 (4)         6,927
                                       ----------    --------     ---------        ----------
     Total assets....................  $  480,282    $521,744     $   7,017        $1,009,043
                                        =========    ========     =========        ==========
LIABILITIES AND SHAREHOLDERS' EQUITY:
Liabilities:
Deposits:
  Non-interest-bearing deposits......  $   42,171    $  8,572     $      --          $ 50,743
  Interest-bearing deposits..........     316,568     344,123           523 (3)       661,214
                                       ----------    --------     ---------        ----------
     Total deposits..................     358,739     352,695           523           711,957
Short-term borrowings................       1,199     131,217            --           132,416
Long-term borrowings.................      66,525          --        15,000 (1)        81,525
Accrued interest payable.............       1,547         374            --             1,921
Other liabilities....................       1,780       2,350           (78)            4,852
                                               --          --           800 (3)            --
                                       ----------    --------     ---------        ----------
     Total liabilities...............     429,790     486,636        16,245           932,671
                                       ----------    --------     ---------        ----------
Shareholders' equity:
  Common stock.......................      30,340         600         9,400 (2)(4)     40,340
  Capital in excess of par value.....       6,922          --        15,880 (2)(4)     22,802
  Retained earnings..................      14,943      34,560       (34,560)(4)        14,943
     Unrealized holdings
       gains(losses) on securities
       available-for-sale, net.......        (580)        (52)           52 (4)          (580)
  Treasury stock.....................      (1,133)         --            --            (1,133)
                                       ----------    --------     ---------        ----------
     Total shareholders' equity......      50,492      35,108        (9,228)           76,372
                                       ----------    --------     ---------        ----------
     Total liabilities and
       shareholders' equity..........  $  480,282    $521,744     $   7,017        $1,009,043
                                       ==========    ========     =========        ==========

                              BANCFIRST OHIO CORP.

         UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME SUMMARY

                                                             SIX MONTHS
                                                               ENDED            YEAR ENDED
                                                           JUNE 30, 1996    DECEMBER 31, 1995
                                                           -------------    ------------------
                                                            (DOLLARS IN THOUSANDS, EXCEPT PER
                                                                       SHARE DATA)
Interest income:
  Interest and fees on loans...............................   $   27,320        $    49,791
  Interest and dividends on securities:
     Taxable...............................................        9,106             19,697
     Tax exempt............................................          659              1,148
Other interest income......................................          118                216
                                                           --------------    -----------------
     Total interest income.................................       37,203             70,852
                                                           --------------    -----------------
Interest expense:
  Time deposits over $100..................................        1,500              2,498
  Other deposits...........................................       14,578             26,855
  FHLB advances............................................        3,821              8,466
  Other borrowings.........................................        1,314              2,757
                                                           --------------    -----------------
     Total interest expense................................       21,213             40,576
                                                           --------------    -----------------
     Net interest income...................................       15,990             30,276
Provision for possible loan losses.........................          798              1,217
                                                           --------------    -----------------
Net interest income after provision for loan losses........       15,192             29,059
                                                           --------------    -----------------
Non-interest income:
  Trust and custodian fees.................................          726              1,259
  Customer service fees....................................        1,168              2,302
  Investment securities gains..............................          299                298
  Gain on sale of loans....................................        1,109              1,432
  Other....................................................          574              1,363
                                                           --------------    -----------------
     Total non-interest income.............................        3,876              6,654
                                                           --------------    -----------------
Non-interest expenses:
  Salaries and employee benefits...........................        6,384             12,322
  Net occupancy expense....................................          940              1,884
  Other....................................................        5,014              9,865
                                                           --------------    -----------------
Total non-interest expenses................................       12,338             24,071
                                                           --------------    -----------------
  Income before income taxes...............................        6,730             11,642
Provision for federal income taxes.........................        2,133              3,184
                                                           --------------    -----------------
     Net income............................................   $    4,597        $     8,458
                                                           ==============    =================
Net income per share.......................................   $     1.16        $      2.13
Weighted average shares outstanding........................    3,972,883          3,973,694

                              BANCFIRST OHIO CORP.

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                                                    FOR THE SIX MONTHS ENDED JUNE 30, 1996
                                            -------------------------------------------------------
                                            BANCFIRST       COUNTY       PRO FORMA      PRO FORMA
                                            HISTORICAL    HISTORICAL    ADJUSTMENTS    CONSOLIDATED
                                            ----------    ----------    -----------    ------------
                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income:
  Interest and fees on loans..............  $   12,363     $ 15,076     $     (119)(1)  $   27,320
  Interest and dividends on securities:
     Taxable..............................       4,966        4,054             86 (1)       9,106
     Tax exempt...........................         659           --             --             659
Other interest income.....................         118           --             --             118
                                            ----------    ----------    -----------    ------------
     Total interest income................      18,106       19,130            (33)         37,203
                                            ----------    ----------    -----------    ------------
Interest expense:
  Time deposits over $100.................       1,500           --             --           1,500
  Other deposits..........................       5,259        9,449           (130)(1)      14,578
  FHLB advances...........................       1,694        2,127                          3,821
  Other borrowings........................         403          395            516 (2)       1,314
                                            ----------    ----------    -----------    ------------
     Total interest expense...............       8,856       11,971            386          21,213
                                            ----------    ----------    -----------    ------------
     Net interest income..................       9,250        7,159           (419)         15,990
Provision for possible loan losses........         610          188             --             798
                                            ----------    ----------    -----------    ------------
Net interest income after provision for
  loan losses.............................       8,640        6,971           (419)         15,192
                                            ----------    ----------    -----------    ------------
Non-interest income:
  Trust and custodian fees................         726           --             --             726
  Customer service fees...................         843          325             --           1,168
  Investment securities gains/losses......           3          296             --             299
  Gain on sale of loans...................       1,046           63             --           1,109
  Other...................................         384          190             --             574
                                            ----------    ----------    -----------    ------------
     Total non-interest income............       3,002          874             --           3,876
Non-interest expenses:
  Salaries and employee benefits..........       3,743        2,641             --           6,384
  Net occupancy expense...................         387          527             26 (1)         940
  Other...................................       2,750        1,573            391 (1)       5,014
                                                                               300 (3)
                                            ----------    ----------    -----------    ------------
Total non-interest expenses...............       6,880        4,741            717          12,338
                                            ----------    ----------    -----------    ------------
  Income before income taxes..............       4,762        3,104         (1,136)          6,730
Provision for federal income taxes........       1,355        1,031           (253)(4)       2,133
                                            ----------    ----------    -----------    ------------
     Net income...........................  $    3,407     $  2,073     $     (883)     $    4,597
                                             =========    =========     ===========    ===========
Net income per share......................  $     1.15                                  $     1.16
Weighted average shares outstanding.......   2,972,883                   1,000,000       3,972,883

                              BANCFIRST OHIO CORP.

             UNAUDITED PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

                                                         YEAR ENDED DECEMBER 31, 1995
                                            -------------------------------------------------------
                                            BANCFIRST       COUNTY       PRO FORMA      PRO FORMA
                                            HISTORICAL    HISTORICAL    ADJUSTMENTS    CONSOLIDATED
                                            ----------    ----------    -----------    ------------
                                                 (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)
Interest income:
  Interest and fees on loans..............  $   23,088     $ 26,940     $     (237)(1)  $   49,791
  Interest and dividends on securities:
     Taxable..............................       9,611        9,913            173 (1)      19,697
     Tax exempt...........................       1,148           --             --           1,148
  Other interest income...................         216           --             --             216
                                            ----------    ----------    -----------    ------------
     Total interest income................      34,063       36,853            (64)         70,852
                                            ----------    ----------    -----------    ------------
Interest expense:
  Time deposits over $100.................       2,498           --             --           2,498
  Other deposits..........................       9,927       17,190           (262)(1)      26,855
  FHLB advances...........................       3,765        4,701                          8,466
  Other borrowings........................         167        1,555          1,035 (2)       2,757
                                            ----------    ----------    -----------    ------------
     Total interest expense...............      16,357       23,446            773          40,576
                                            ----------    ----------    -----------    ------------
     Net interest income..................      17,706       13,407           (837)         30,276
Provision for possible loan losses........         967          250             --           1,217
                                            ----------    ----------    -----------    ------------
Net interest income after provision for
  loan losses.............................      16,739       13,157           (837)         29,059
                                            ----------    ----------    -----------    ------------
Non-interest income:
  Trust and custodian fees................       1,259           --             --           1,259
  Customer service fees...................       1,714          588             --           2,302
  Investment securities gains/losses......         136          162             --             298
  Gain on sale of loans...................       1,310          122             --           1,432
  Other...................................         565          798             --           1,363
                                            ----------    ----------    -----------    ------------
     Total non-interest income............       4,984        1,670             --           6,654
Non-interest expenses:
  Salaries and employee benefits..........       6,866        5,456             --          12,322
  Net occupancy expense...................         752        1,080             52 (1)       1,884
  Other...................................       5,187        3,295            783 (1)       9,865
                                                                               600 (3)
                                            ----------    ----------    -----------    ------------
Total non-interest expenses...............      12,805        9,831          1,435          24,071
                                            ----------    ----------    -----------    ------------
  Income before income taxes..............       8,918        4,996         (2,272)         11,642
Provision for federal income taxes........       2,706          984           (506)(4)       3,184
                                            ----------    ----------    -----------    ------------
     Net income...........................  $    6,212     $  4,012     $   (1,766)     $    8,458
                                             =========    =========     ===========    ===========
Net income per share......................  $     2.09                                  $     2.13
Weighted average shares outstanding.......   2,973,694                   1,000,000       3,973,694

BANCFIRST OHIO CORPORATION
- --------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
(DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

BASIS OF PRESENTATION

     The following pro forma adjustments are based on available information and certain estimates and assumptions. Therefore, it is likely that the actual adjustments will differ from the pro forma adjustments. The Company believes that such assumptions provide a reasonable basis for presenting all of the significant effects of the following transactions and that the pro forma adjustments give appropriate effect to those assumptions and are properly applied in the unaudited pro forma consolidated financial statements.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

     (1) Represents long-term borrowings of $15,000 under a loan agreement to be entered into with LaSalle National Bank to fund a portion of the proposed Acquisition.

     (2) Represents the issuance and sale of 1,000,000 shares of Common Stock in the Offering, at an offering price of $28.00.

     (3) Represents the impact of the purchase accounting adjustments as follows:

                                                                        DEBIT      CREDIT
                                                                        ------     ------
     Core deposit intangibles.........................................  $3,400
     Bank premises and equipment, net.................................   1,290
     Loans............................................................   1,186
       Securities held-to-maturity....................................             $1,383
       OPEB obligation................................................                800
       Other liabilities..............................................      78
       Interest-bearing deposits......................................                523

     Deferred taxes have been provided on the difference between the tax basis and the new book basis of assets acquired and liabilities assumed at the statutory federal rate of 34% and recorded as other liabilities.

     (4) Represents the proposed Acquisition for a purchase price of $44,775, subject to adjustment by the amount by which County's shareholder's equity is greater than or less than $35,000 at the date of closing. The pro forma consolidated balance sheet reflects an upward adjustment of $108 to the purchase price based upon County's shareholder's equity at June 30, 1996. Approximately $400 of direct acquisition costs to be paid in cash are capitalized. The proposed Acquisition will be funded by the net proceeds from the Offering, $15,000 of long-term borrowings and utilization of approximately $7,403 of existing Company assets.

     Purchase price............................................................  $44,775
     Capitalized acquisition costs.............................................      400
                                                                                 -------
               Total acquisition costs.........................................   45,175
     County's shareholder's equity at June 30, 1996...........................    35,108
     Shareholder's equity at June 30, 1996 above agreed upon capital level at
       closing.................................................................      108
                                                                                 -------
     Excess value over book value..............................................  $10,175
                                                                                 =======
     Adjustments to reflect fair value:
       Securities..............................................................  $(1,383)
       Loans...................................................................    1,186
       Bank premises and equipment.............................................    1,290

BANCFIRST OHIO CORPORATION
- --------------------------------------------------------------------------------
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS -- CONTINUED (DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA)

       Core deposit asset......................................................    3,400
       Interest-bearing deposits...............................................     (523)
       OPEB obligation.........................................................     (800)
       Other liabilities.......................................................       78
                                                                                 -------
               Total fair value adjustments....................................  $ 3,248
                                                                                 -------
     Total goodwill............................................................  $ 6,927
                                                                                 =======

     (5) Represents payment of approximately $3,000 to shareholders of FFG pursuant to non-competition agreements.

ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF INCOME

     (1) Represents the amortization of the purchase accounting adjustments over the following periods:

     Amortization for the purchase accounting adjustment is as follows:

                                                                AMORTIZATION     AMORTIZATION
                                                                   PERIOD           METHOD
                                                                ------------     -------------
     Bank premises and equipment, net.........................    25 years       Straight-line
     Loans....................................................     5 years       Straight-line
     Securities held-to-maturity..............................     8 years         Level yield
     Core deposit intangibles.................................    15 years         Accelerated
     Goodwill.................................................    25 years       Straight-line
     Interest-bearing deposits................................     2 years       Straight-line

     (2) Represents interest expense on $15,000 of long-term borrowings.

     (3) Represents amortization of the non-competition agreements on a straight-line basis over five years.

     (4) Represents estimated income tax effects of the pro forma adjustments at an effective tax rate of 34%.